UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

David O'Connor

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semiannual Report

June 30, 2021

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Table of Contents

Letter from the President	4
Fund Overview	8
Consolidated Schedule of Investments	10
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statement of Changes in Net Assets	21
Consolidated Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	25
Fund Expenses	44
General Information	48
Dividend Reinvestment Plan	49

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

As I think back over the last six months, my feelings include both relief and worry. On the one hand, safety measures (social distancing, masks) have been set aside in many parts of the United States, work-from-home arrangements have given way to office reopening plans (some, including First Eagle's, on hybrid models), theaters and sports venues have welcomed the public, and people are once again planning and taking vacations. On the other hand, the delta variant of Covid-19 continues to flare up in many developed countries and to rage unchecked in some developing ones. In the US, some regions where infection rates are climbing have had to reinstate mask mandates.

On the economic front, the confluence of continued massive fiscal stimulus, sustained monetary support and a relatively effective vaccination campaign has led to a reopening of the US economy. Countrywide, unemployment is declining, economic activity is rebounding, and consumers are spending again after a year-plus of economic uncertainty. There may be stops and starts in the normalization of economic activity, but the direction is encouraging.

In turn, market action in the US has mimicked this sunnier turn of events. Dynamics that emerged in late 2020—marked by a shift in equity market leadership to cyclical companies in sectors such as energy, financials and materials that stand to potentially profit from an economic revival—continued through the early part of 2021. International equities generally followed with strong returns, while bond yields rose. The second quarter saw these reflation trends begin to unwind, however, as growth stocks again outperformed value, large caps outperformed small, and US stocks outperformed international. Meanwhile, bond yields shrank.1

Through this season of rising markets, we have been careful not to get carried away with unbounded enthusiasm. There remain risks on the horizon worthy of a wary eye, especially the fact that the Covid-19 pandemic remains unconquered. While the widespread distribution of vaccines is an important step, it is no silver bullet; the

1  Based on S&P 500 Growth vs S&P 500 Value, Russell 1000 vs Russell 2000, S&P 500 vs MSCI EAFE. Bond yields represented by 10-year US Treasury. Source: FactSet

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Letter from the President (unaudited)

virus continues to propagate and mutate, and we don't yet know the extent to which vaccinations will serve to contain death rates over the long term. Risks also persist on the economic horizon, with government debt burdens rising rapidly as a result of monetary and fiscal stimulus in reaction to the pandemic. In addition, rhetoric out of Washington points to the possibility of higher corporate and personal tax rates and a generally less business-friendly environment, which could weigh on profit margins and discourage capital formation.

Further, there are signs that inflation may reemerge as a risk after 40 years of moderation. While the higher inflation we have seen in recent reports may be a near-term phenomenon attributed to base effects and the price distortions that have emerged as the economy reopens, there is the potential for a durable increase in prices as a result of a positive output gap in the economy and the uncertainties associated with the Federal Reserve's new average inflation-targeting policy framework. Many market participants believe the Fed's new approach may leave the central bank in a position of attempting to contain inflation after the fact, which historically has required more severe policy tightening than would have been needed if measures had been taken preemptively.

Given the prevailing environment for traditional fixed income markets, alternative credit assets like syndicated loans and direct lending may hold particular appeal. Both typically offer yield spread premiums to investment grade credit, while their floating-rate coupons help limit exposure to interest rate risk. With a focus on senior-secured assets, the Credit Opportunities Fund takes an intensive, research-driven approach to income-oriented opportunities available across the alternative credit spectrum—including both private and public investments—seeking to deliver current income while providing long-term risk-adjusted returns.

On balance, our perspective is constructive, albeit with healthy wariness of potential risks. Our firm has long been dedicated to the goal of avoiding the permanent impairment of our clients' capital. While our defensive measures may take different forms in different markets, we believe selectivity is key to our performance across all of our funds, and we dedicate the bulk of our collective energy to identifying securities that we believe meet our exacting investment criteria.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Letter from the President (unaudited)

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

August 2021

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month-end are available at www.feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud as of August 2021 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

This page was intentionally left blank.

First Eagle Credit Opportunities Fund

Fund Overview

Data as of June 30, 2021 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)		Since Inception (9/15/2020)
First Eagle Credit Opportunities Fund	Class I	10.24%

Asset Allocation*^^ (%)

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	76.32
Second Lien Secured Loans	18.80
Unsecured Debt	4.88
Floating vs. Fixed
Floating Rate	95.12
Fixed Rate	4.88

Industries* (%)

IT Consulting & Other Services	9.5
Health Care Services	8.0
Personal Products	6.5
Specialized Finance	5.9
Aerospace & Defense	5.7

Portfolio Characteristics**

Weighted Average Loan Spread	6.42%
Weighted Average Purchase Price	98.42
% of Portfolio at LIBOR Floor	86.32%
Weighted Average Market Price	100.22
Weighted Average Duration (Years)	0.18
Weighted Average Maturity (Years)	4.43
Weighted Average Days to Reset	66.93
Number of Positions	81

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

^^  Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

*  Asset Allocation and Industries percentages are based on total investments in the portfolio.

**  Excludes short-term investments.

The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Fund Overview

Top 10 Holdings* (%)

QualTek USA, LLC, Term Loan — First Lien (Specialized Finance)	4.0
Alvogen Pharma US, Inc., January 2020 Term Loan — First Lien (Pharmaceuticals)	3.9
Milk Specialties Company, Term Loan — Second Lien (Personal Products)	3.9
Blackboard, Inc., Term Loan B-5 — First Lien (Application Software)	3.9
New Constellis Borrower LLC, Term Loan B — First Lien (Aerospace & Defense)	3.8
Lifescan Global Corp., Term Loan — First Lien (Health Care Supplies)	3.7
Epic School Staffing Holdco, Inc., Closing Date Term Loan — First Lien (Health Care Services)	3.2
Revlon Consumer Products Corp., Term Loan — Second Lien (Personal Products)	3.2
ECL Entertainment, LLC, Term Loan — First Lien (Specialized Finance)	2.7
National Mentor Holdings, Inc., Term Loan — Second Lien (Health Care Services)	2.6
Total	34.9

*  Holdings in cash and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 124.3%
Advertising — 3.2%
MH Sub I LLC, Term Loan — Second Lien (ICE LIBOR USD 1 Month + 6.25%), 6.25%, 2/23/2029	999,000	1,016,173
Research Now Group, Inc., Initial Term Loan — First Lien (ICE LIBOR USD + 5.50%, 1.00% Floor), 12/20/2024 (b)	1,500,000	1,486,252
		2,502,425
Aerospace & Defense — 7.9%
HDT Holdco, Inc., Term Loan — First Lien (ICE LIBOR USD + 5.75%, 0.75% Floor), 6/29/2027‡ (b)	1,500,000	1,466,250
MAG DS Corp., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 4/1/2027‡ (c)(d)	1,736,875	1,704,309
New Constellis Borrower LLC, Term Loan B — First Lien (ICE LIBOR USD 1 Month + 7.50%, 1.00% Floor), 3/27/2024‡ (b)	2,949,748	2,937,463
		6,108,022
Air Freight & Logistics — 2.6%
AIT Worldwide Logistics Holdings, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 4/6/2028 (c)	1,000,000	1,001,250
Lasership, Inc.,— Initial Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.25%, 5/7/2029‡	1,000,000	1,002,500
		2,003,750
Apparel, Accessories & Luxury Goods — 0.1%
Outerstuff LLC, Closing Date Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/31/2023	106,671	77,870
Application Software — 4.2%
Blackboard, Inc., Term Loan B-5 — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/30/2024	2,989,861	3,005,184
Hyland Software, Inc., Term Loan — Second Lien (ICE LIBOR USD 1 Month + 6.25%, 0.75% Floor), 7.00%, 7/7/2025	250,000	251,979
		3,257,163

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Building Products — 2.1%
Brook and Whittle Holding Corp., Incremental Term Loan 2 — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 10/17/2024‡ (c)(d)(e)	1,232,437	1,232,437
Brook and Whittle Holding Corp., Incremental Term Loan 3 — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 10/17/2024‡ (d)(e)	388,007	388,007
		1,620,444
Commodity Chemicals — 1.0%
A&A Global Imports, LLC, Revolver (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 6/1/2026‡ (b)(e)	4,357	4,314
A&A Global Imports, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.00%, 6/1/2026‡ (e)	780,578	772,772
		777,086
Communications Equipment — 2.6%
SonicWall US Holdings Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%), 8.50%, 5/18/2026	2,000,000	1,990,000
Consumer Finance — 4.0%
NAC Holding Corp., 2021 Delayed Draw Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 9/30/2024‡ (b)(c)(e)	580,000	578,550
NAC Holding Corp., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 9/28/2024‡ (c)(d)(e)	1,932,763	1,927,931
Riveron Consulting LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/22/2025‡ (c)(d)(e)	510,511	510,511
		3,016,992
Distributors — 2.6%
Deliver Buyer, Inc., Amendment No. 5 Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 5/1/2024‡ (c)	1,987,487	1,998,667

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Diversified Chemicals — 2.5%
AgroFresh, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 12/31/2024 (c)	1,921,499	1,931,712
Diversified Metals & Mining — 0.8%
Dynacast International LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 9.25%, 1.00% Floor), 10.25%, 10/22/2025‡	291,506	303,895
Dynacast International LLC, Term Loan B — First Lien (ICE LIBOR USD 3 Month + 4.75%, 1.00% Floor), 5.75%, 7/22/2025‡	331,775	333,019
		636,914
Education Services — 1.3%
American Public Education, Inc., Term Loan B — First Lien (ICE LIBOR USD + 6.00%, 1.00% Floor), 10/28/2027‡ (b)	1,000,000	1,002,500
Electric Utilities — 1.3%
Frontera Generation Holdings LLC, DIP Term Loan — First Lien (ICE LIBOR USD 1 Month + 13.00%, 1.00% Floor), 14.00%, 11/5/2021‡	1,000,000	1,030,000
Environmental and Facilities Services — 1.8%
Owl Landfill Services, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 6/30/2026‡	1,411,765	1,390,589
Health Care Facilities — 3.6%
ConvenientMD, Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6/15/2027‡ (b)(e)	1,750,000	1,723,750
Quorum Health Resources, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/28/2027‡ (c)(d)(e)	1,078,652	1,067,865
		2,791,615
Health Care Services — 11.1%
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 10/16/2025‡ (b)(d)(e)	326,233	322,971

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Health Care Services — 11.1% (continued)
Anne Arundel Dermatology Management LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/16/2025‡ (c)(d)(e)	1,006,332	996,269
Epic School Staffing Holdco, Inc., Closing Date Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 2/5/2027‡ (b)(d)	2,507,230	2,507,230
Integrated Pain Management Medical Group, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 5/28/2026‡ (b)(e)	859,671	842,478
National Mentor Holdings, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.25%, 0.75% Floor), 8.00%, 3/2/2029	2,000,000	2,035,000
SM Wellness Holdings, Inc., — Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 4.75%, 0.75% Floor), 4/17/2028‡ (b)(c)	886,154	885,046
Women's Care Holdings, Inc., Term Loan B — Second Lien (ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.00%, 1/12/2029‡ (c)	1,000,000	1,005,000
		8,593,994
Health Care Supplies — 3.7%
Lifescan Global Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%), 10/1/2024 (b)(c)	2,899,847	2,879,128
Hotels, Resorts & Cruise Lines — 2.0%
AP Gaming I LLC, Term Loan B-1 — First Lien (ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 2/15/2024‡ (c)	534,600	555,984
Stats Intermediate Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 5.25%, 7/10/2026 (c)	989,950	993,251
		1,549,235
Household Products — 2.5%
Lash Opco LLC, Term Loan — First Lien (Prime + 6.00%), 6.00%, 3/18/2026‡ (c)(d)(e)	1,937,933	1,937,933

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Industrial Machinery — 0.7%
Engineered Machinery Holdings, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.50%, 0.75% Floor), 7.25%, 5/21/2029‡	500,000	506,875
Insurance Brokers — 4.1%
Portfolio Holding Inc., (Turbo Buyer), Amendment No 3 Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/2/2025‡ (c)(d)(e)	2,000,000	1,960,000
Socius Insurance Services, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 4/15/2026‡ (b)	1,228,070	1,203,509
		3,163,509
Integrated Telecommunication Services — 1.3%
GTT Communications B.V., Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.00%, 12/28/2021 (d)	526,389	535,601
GTT Communications B.V., Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 12/28/2021 (c)(d)	459,842	467,889
		1,003,490
Internet Services & Infrastructure — 2.6%
DCert Buyer, Inc., Term Loan — Second Lien (ICE LIBOR USD 1 Month + 7.00%), 7.00%, 2/19/2029	2,000,000	2,023,340
IT Consulting & Other Services — 13.3%
Alpine SG LLC, February 2021 Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 11/16/2022‡ (c)(d)(e)	2,000,000	2,000,000
Alpine SG LLC, June 2021 Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 11/16/2022‡ (c)(e)	500,000	500,000
Alpine SG LLC, November 2020 Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 11/16/2022‡ (c)(d)(e)	1,719,260	1,719,260
MarkLogic Corp., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/20/2025‡ (c)(d)(e)	1,768,749	1,751,061

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 13.4% (continued)
Marlin DTC — LS Midco 2 LLC, Term Loan 2A — First Lien (ICE LIBOR USD 6 Month + 6.50%, 1.00% Floor), 7.50%, 7/1/2025‡ (c)(d)(e)	1,577,172	1,577,171
Park Place Technologies LLC, Closing Date Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 6.00%, 11/10/2027 (c)	498,750	501,119
Trace3 LLC, 2020 Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 8/3/2024‡ (c)(d)(e)	1,697,066	1,697,066
Veregy Consolidated, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 11/3/2027‡ (c)	497,500	501,231
		10,246,908
Movies and Entertainment — 1.7%
Crown Finance US, Inc., Term Loan B-1 — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.00%, 5/23/2024 (c)	1,060,398	1,340,455
Oil & Gas Equipment & Services — 1.3%
NWN Parent Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 5/7/2026‡ (c)(d)(e)	994,737	984,789
Other Diversified Financial Services — 2.5%
Evergreen Services Group LLC, 2020 Incremental Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 6/6/2023‡ (c)(d)(e)	1,931,335	1,931,335
Paper Packaging — 1.0%
Advanced Web Technologies Holding Co., Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 12/17/2026‡ (b)(c)(d)(e)	806,787	800,737
Personal Products — 9.0%
Milk Specialties Company, Term Loan — Second Lien (ICE LIBOR USD + 7.50%, 0.75% Floor), 8/16/2025‡ (b)	3,000,000	3,015,000
Olaplex, Inc., Incremental Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 1/8/2026‡ (c)	1,481,011	1,481,011

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Personal Products — 9.0% (continued)
Revlon Consumer Products Corp., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 5.75%, 1.75% Floor), 7.50%, 5/7/2024‡ (e)	2,500,000	2,493,750
		6,989,761
Pharmaceuticals — 6.4%
Alvogen Pharma US, Inc., January 2020 Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 12/31/2023 (b)	3,062,870	3,022,685
Ani Pharmaceuticals, Inc., — Term Loan B (ICE LIBOR USD + 6.00%, 0.75% Floor), 5/24/2027 (b)	1,000,000	987,500
Carestream Health, Inc., 2023 Extended Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 5/8/2023 (c)	957,173	960,763
		4,970,948
Real Estate Services — 2.6%
Avison Young (Canada), Inc., — Term Loan B — First Lien (ICE LIBOR USD 3 Month + 6.00%), 6.00%, 1/31/2026	1,994,885	1,974,936
Reinsurance — 1.3%
Renaissance Holding Corp., Term Loan — Second Lien (ICE LIBOR USD 1 Month + 7.00%), 7.00%, 5/29/2026 (c)	1,000,000	1,003,250
Research & Consulting Services — 2.5%
Camin Cargo Control, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 6/4/2026‡ (e)	750,000	742,500
Cedar Services Group, LLC, Term Loan — First Lien (ICE LIBOR USD + 6.00%, 1.00% Floor), 7.00%, 6/9/2027‡ (e)	680,934	670,720
Teneo Holdings LLC, Term Loan B — First Lien (ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.25%, 7/11/2025 (c)	472,907	469,360
		1,882,580
Specialized Finance — 8.3%
ECL Entertainment, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.50%, 0.75% Floor), 8.25%, 5/1/2028‡ (c)	2,001,600	2,049,138

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Specialized Finance — 8.3% (continued)
iLending, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 6/21/2026‡ (b)(e)	1,251,282	1,232,513
QualTek USA, LLC, Term Loan — First Lien (ICE LIBOR USD + 6.25%, 1.00% Floor), 7/18/2025 (b)	3,094,333	3,076,278
		6,357,929
Specialty Stores — 1.3%
Travelcenters of America, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/14/2027‡ (c)(d)	997,500	1,022,437
Systems Software — 3.4%
Idera, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.75% Floor), 7.50%, 3/2/2029‡	2,000,000	2,000,000
Redstone Hold Corp., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.75%, 0.75% Floor), 4/27/2029 (b)	635,556	626,550
		2,626,550
Total Senior Loans (Cost $94,352,928)		95,925,868
Corporate Bonds — 6.4%
Airlines — 2.8%
American Airlines, Inc. 5.50%, 4/20/2026 (f)	1,000,000	1,058,750
5.75%, 4/20/2029 (f)	1,000,000	1,081,250
		2,140,000
Media — 0.3%
Clear Channel Outdoor Holdings, Inc. 7.50%, 6/1/2029 (f)	250,000	258,834
Software — 1.9%
Rocket Software, Inc. 6.50%, 2/15/2029 (f)	1,500,000	1,488,420
Specialty Retail — 1.4%
Magic Mergeco, Inc. 7.88%, 5/1/2029 (f)	1,000,000	1,031,250
Total Corporate Bonds (Cost $4,746,266)		4,918,504

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2021 (unaudited)

Investments	Shares	Value ($)
Short-Term Investments — 8.4%
Investment Companies — 8.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03% (g) (Cost $6,506,362)	6,506,362	6,506,362
Total Investments — 139.1% (Cost $105,605,556)		107,350,734
Liabilities in excess of other assets — (39.1%)		(30,152,677)
Net Assets — 100.0%		77,198,057

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR, the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks ("Prime"). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at June 30, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  All or a portion of this position has not yet settled as of June 30, 2021. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR or Prime will be established.

(c)  The Credit Facility is secured by a lien on all or a portion of the security. See Note 3 for additional details.

(d)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(e)  Security fair valued as of June 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2021 amounted to $34,873,920, which represents approximately 45.17% of net assets of the Fund.

(f)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at June 30, 2021 amounted to $4,918,504, which represents approximately 6.37% of net assets of the Fund.

(g)  Represents 7-day effective yield as of June 30, 2021.

As of June 30, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,772,136
Aggregate gross unrealized depreciation	(26,958)
Net unrealized appreciation	$1,745,178
Federal income tax cost	$105,605,556

Abbreviations

DIP  Debtor-in-Possession

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

USD  United States Dollar

See Notes to Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Consolidated Statement of Assets and Liabilities

June 30, 2021 (unaudited)

	First Eagle Credit Opportunities Fund
Assets
Investments (Cost $105,605,556) (Note 2)	$107,350,734
Cash	1,482,943
Receivable for investments sold	4,529,155
Unrealized appreciation on unfunded delayed draw loan commitments (Note 9)	11,344
Receivable for Fund shares sold	965,481
Accrued interest and dividends receivable	1,249,425
Due from Adviser (Note 6)	170,477
Other assets	736,273
Total Assets	116,495,832
Liabilities
Investment advisory fees payable (Note 6)	76,097
Payable for investments purchased	14,913,275
Distribution fees payable (Note 7)	451
Administrative fees payable (Note 6)	2,377
Service fees payable (Note 7)	225
Trustee fees payable	28,802
Credit facility	23,052,655
Payable for dividends to shareholders	901,172
Accrued expenses and other liabilities	322,721
Total Liabilities	39,297,775
Net Assets	$77,198,057
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$2,935
Capital surplus	74,893,405
Total distributable earnings (losses)	2,301,717
Net Assets	$77,198,057
Class A
Net Assets	1,148,227
Shares Outstanding	43,655
Net asset value per share and redemption proceeds per share	26.30
Offering price per share (NAV per share plus maximum sales charge)	27.26	(1)
Authorized common shares	Unlimited
Class I
Net Assets	76,049,830
Shares Outstanding	2,891,712
Net asset value per share and redemption proceeds per share	26.30
Authorized common shares	Unlimited

(1)  The maximum sales charge is 3.50% for Class A shares. Class I shares have no front-end sales charges.

  See Notes to Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Consolidated Statement of Operations

June 30, 2021 (unaudited)

First Eagle Credit Opportunities Fund
Investment Income
Interest	$2,775,650
Dividends	649
Total Income	2,776,299
Expenses
Investment advisory fees (Note 6)	395,949
Distributions fees (Note 7)
Class A	2,615
Shareholder servicing agent fees	77,285
Service fees (Note 7)
Class A	1,308
Administrative costs (Note 6)	46,384
Professional fees	147,242
Custodian and accounting fees	62,774
Shareholder reporting fees	4,805
Trustees' fees	72,551
Interest expense and fees on borrowings	435,773
Registration and filing fees	16,965
Other expenses	15,436
Total Expenses	1,279,087
Expense waiver (Note 6)	(503,943)
Net Expenses	775,144
Net Investment Income (Note 2)	2,001,155
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	412,718
Changes in unrealized appreciation (depreciation) of:
Investments	1,093,311
Unfunded delayed draw loan commitments	(82,719)
1,010,592
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	1,423,310
Net Increase in Net Assets Resulting from Operations	$3,424,465

See Notes to Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Consolidated Statement of Changes in Net Assets

	First Eagle Credit Opportunities Fund
	For the Six Months ended June 30, 2021 (unaudited)	For the Period 9/15/20* - 12/31/20
Operations
Net investment income	$2,001,155	$526,762
Net realized gain (loss) from investments	418,183	2,137
Change in unrealized appreciation of investments and unfunded delayed draw loan commitments	1,005,127	745,930
Net increase in net assets resulting from operations	3,424,465	1,274,829
Distributions to Shareholders
Distributable earnings:
Class A	(32,593)	(3,439)
Class I	(1,876,605)	(484,940)
Return of capital:
Class A	—	—
Class I	—	(11,112)
Decrease in net assets resulting from distributions	(1,909,198)	(499,491)
Fund Share Transactions
Class A
Net proceeds from shares sold	65,970	1,000,000
Net asset value of shares issued for reinvested dividends and distributions	32,593	3,439
Increase in net assets from Class A share transactions	98,563	1,003,439
Class I
Net proceeds from shares sold	33,254,824	40,088,400
Net asset value of shares issued for reinvested dividends and distributions	228,586	234,757
Cost of shares repurchased	(1,117)	—
Increase in net assets from Class I share transactions	33,482,293	40,323,157
Increase in net assets from Fund share transactions	33,580,856	41,326,596
Net increase in net assets	35,096,123	42,101,934
Net Assets (Note 2)
Beginning of period	42,101,934	—
End of period	$77,198,057	$42,101,934
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	39,896	—
Shares sold	2,513	39,761
Shares issued on reinvestment of distributions	1,246	135
Shares outstanding, end of period	43,655	39,896
Class I
Shares outstanding, beginning of period	1,612,884	—
Shares sold	1,270,170	1,603,520
Shares issued on reinvestment of distributions	8,700	9,364
Shares repurchased	(42)	—
Shares outstanding, end of period	2,891,712	1,612,884

*  Commencement of operations.

  See Notes to Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Consolidated Statement of Cash Flow

June 30, 2021 (unaudited)

First Eagle Credit Opportunities Fund
Cash Flows from (Used in) Operating Activities:
Net increase in net assets resulting from operations	$3,424,465
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(66,886,355)
Proceeds from sale and paydowns of investments	10,987,698
Net increase in short term investments	2,946,454
Realized (gain) loss on investments	(412,718)
Change in unrealized (appreciation) depreciation on investments	(1,093,311)
Amortization (accretion) of bond premium (discount)	(184,525)
Change in unrealized appreciation on unfunded delayed draw loan commitments	82,719
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(1,106,078)
Due from Adviser	(69,314)
Other assets	(736,248)
Increases (decreases) in operating liabilities	—
Investment advisory fees payable	31,944
Administrative fees payable	(632)
Distribution fees payable	52
Service fees payable	26
Trustee fees payable	(14,948)
Accrued expenses and other liabilities	30,494
Net cash provided by (used in) operating activities	$(53,000,276)
Cash Flows from (Used in) Financing Activities
Proceeds from shares sold	32,358,949
Payments on shares repurchased	(1,117)
Cash distributions paid (net of reinvestments of $261,179)	(926,338)
Credit Facility	23,052,655
Increase in due to custodian	(930)
Net cash provided by (used in) financing activities	$54,483,219
Net change in cash and cash denominated in foreign currencies	1,482,943
Cash, beginning of period	—
Cash, end of period	$1,482,943

See Notes to Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Six Months ended June 30, 2021 (unaudited)		For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.48		$25.15
Net investment income	0.89		0.10
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.73		0.32
Total investment operations	1.62		0.42
Less Dividends and Distributions
From net investment income	(0.80)		(0.09)
From capital gains	—		—
Total distributions	(0.80)		(0.09)
Net asset value, end of period	$26.30		$25.48
Total return(a)	6.49	%(b)	1.62	%(b)
Net assets, end of period (thousands)	$1,148		$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	5.35	%(c)	5.45	%(c)
Operating expenses including fee waivers	3.79	%(c)	2.75	%(c)
Net investment income excluding fee waivers	5.30	%(c)	2.16	%(c)
Net investment income including fee waivers	6.85	%(c)	4.86	%(c)
Supplemental Data
Portfolio turnover rate	31.34	%(b)	21.38	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 3.50% for Class A shares.

(b)  Not annualized

(c)  Annualized

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Six Months ended June 30, 2021 (unaudited)		For the Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$25.47		$25.00
Net investment income	0.99		0.33
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	0.73		0.45
Total investment operations	1.72		0.78
Less Dividends and Distributions
From net investment income	(0.89)		(0.30)
From capital gains	—		(0.00	)**
Return of capital	—		(0.01)
Total distributions	(0.89)		(0.31)
Net asset value, end of period	$26.30		$25.47
Total return	6.88	%(a)	3.13	%(a)
Net assets, end of period (thousands)	$76,050		$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.86	%(b)	4.70	%(b)
Operating expenses including fee waivers	2.93	%(b)	2.00	%(b)
Net investment income excluding fee waivers	5.70	%(b)	1.74	%(b)
Net investment income including fee waivers	7.63	%(b)	4.44	%(b)
Supplemental Data
Portfolio turnover rate	31.34	%(a)	21.38	%(a)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Not annualized

(b)  Annualized

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements (unaudited)

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a newly organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020. The Fund commenced operations on September 15, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers two classes of Common Shares: Class A Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC ("FEIM" or the "Adviser ") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC ("FEAC" or the "Subadviser"), in its capacity as the alternative credit group of FEIM, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

As of June 30, 2021 the Fund could be deemed to be under the control of Anna-Maria & Stephen Kellen Foundation, Inc.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a.  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund's special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the First Eagle Credit Opportunities Fund and the SPV. All intercompany transactions and balances have been eliminated. As of June 30, 2021, the SPV has $24,503,207 in net assets, representing 31.74% of the Credit Opportunities Fund's net assets.

b.  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund's Board of Trustees (the "Board") has adopted methods for determining the fair value of such securities and other assets.

The Fund's securities are valued by various methods, as described below:

Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally fair valued at their cost which approximates market value and are monitored by FEIM and FEAC (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events that would impact valuation of the investment. Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans.

All bonds, whether listed on an exchange or traded in the over-the counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service's inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable then the equity will be fair valued pursuant to procedures adopted by the Board.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Company considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and liquidity procedures for the Fund.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of June 30, 2021:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Corporate Bonds	$—	$4,918,504	$—	$4,918,504
Senior Loans
Advertising	—	2,502,425	—	2,502,425
Aerospace & Defense	—	—	6,108,022	6,108,022
Air Freight & Logistics	—	1,001,250	1,002,500	2,003,750
Apparel, Accessories & Luxury Goods	—	77,870	—	77,870

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Application Software	$—	$3,257,163	$—	$3,257,163
Building Products	—	—	1,620,444	1,620,444
Commodity Chemicals	—	—	777,086	777,086
Communications Equipment	—	1,990,000	—	1,990,000
Consumer Finance	—	—	3,016,992	3,016,992
Distributors	—	—	1,998,667	1,998,667
Diversified Chemicals	—	1,931,712	—	1,931,712
Diversified Metals & Mining	—	—	636,914	636,914
Education Services	—	—	1,002,500	1,002,500
Electric Utilities	—	—	1,030,000	1,030,000
Environmental and Facilities Services	—	—	1,390,589	1,390,589
Health Care Facilities	—	—	2,791,615	2,791,615
Health Care Services	—	2,035,000	6,558,994	8,593,994
Health Care Supplies	—	2,879,128	—	2,879,128
Hotels, Resorts & Cruise Lines	—	993,251	555,984	1,549,235
Household Products	—	—	1,937,933	1,937,933
Industrial Machinery	—	—	506,875	506,875
Insurance Brokers	—	—	3,163,509	3,163,509
Integrated Telecommunication Services	—	1,003,490	—	1,003,490
Internet Services & Infrastructure	—	2,023,340	—	2,023,340
IT Consulting & Other Services	—	501,119	9,745,789	10,246,908
Movies and Entertainment	—	1,340,455	—	1,340,455
Oil & Gas Equipment & Services	—	—	984,789	984,789
Other Diversified Financial Services	—	—	1,931,335	1,931,335
Paper Packaging	—	—	800,737	800,737
Personal Products	—	—	6,989,761	6,989,761
Pharmaceuticals	—	4,970,948	—	4,970,948
Real Estate Services	—	1,974,936	—	1,974,936
Reinsurance	—	1,003,250	—	1,003,250
Research & Consulting Services	—	469,360	1,413,220	1,882,580
Specialized Finance	—	3,076,278	3,281,651	6,357,929
Specialty Stores	—	—	1,022,437	1,022,437
Systems Software	—	626,550	2,000,000	2,626,550
Total Senior Loans	—	33,657,525	62,268,343	95,925,868

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Short-Term Investments
Investment Companies	$6,506,362	$—	$—	$6,506,362
Unfunded commitments*	—	11,344	—	11,344
Total Assets	$6,506,362	$38,587,373	$62,268,343	$107,362,078

‡  Value determined using significant unobservable inputs.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Warrants	Total
Beginning Balance — market value	$29,327,686	$149,313	$29,476,999
Purchases(1)	39,406,854	—	39,406,854
Sales and repayments(2)	(6,314,041)	(274,501)	(6,588,542)
Transfer In — Level 3	3,344,388	—	3,344,388
Transfer Out — Level 3	(4,297,733)	—	(4,297,733)
Accrued discounts/(premiums)	85,157	—	85,157
Realized Gains (Losses)	72,619	274,501	347,120
Change in Unrealized Appreciation (Depreciation)	643,413	(149,313)	494,100
Ending Balance — market value	$62,268,343	$—	$62,268,343
Change in unrealized gains or (losses) relating to assets still held at reporting date	$747,822	$—	$747,822

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Investments were transferred into Level 3 during the period ended June 30, 2021 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended June 30, 2021 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of June 30, 2021:

Investment Type	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Senior Loans	$32,380,170	Discounted cash flows (income approach)	Comparative yield	6.50 - 9.40 (7.79)		Increase
	2,594,097	Purchase price		98.00 - 98.50 (98.21)		Increase
	2,493,750	Recoverability	Collateral Value	314	(314)	Increase
	24,800,326	Third-party vendor pricing service	Broker quotes	N/A		Increase
	$62,268,343

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

c.  Cash — The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d.  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Statement of Operations.

e.  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

f.  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate method.

g.  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h.  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

i.  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j.  New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standard Update ("ASU") 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-Based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high yield bonds, which are securities rated below Baa by Moody's, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.

An outbreak of respiratory disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in re-characterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value. Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

LIBOR Risk — LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The Fund will typically use LIBOR as a reference rate in floating-rate loans it extends to portfolio companies. The Fund's debt investments generally have minimum interest rate floors that are calculated based on LIBOR.

In 2017, the United Kingdom's Financial Conduct Authority announced a desire to phase out LIBOR by the end of 2021. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR administrator's consultation also relates to the LIBOR administrator's intention to cease publication of non- U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. A transition away from the widespread use of LIBOR to alternative rates is expected to occur, which may adversely affect interest rates on, and revenue and expenses associated with, financial instruments tied to LIBOR. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of the Fund's

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

LIBOR-based financial instruments. The Fund may need to renegotiate any LIBOR-based credit agreements extending beyond 2021. Such renegotiations may adversely affect the Fund's business, financial condition and share price, including as a result of changes in interest rates payable to the Fund by its portfolio companies.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Note 5 — Purchases and Sales of Securities

For the period ended June 30, 2021, purchases and sales of investments, other than purchases and sales of money market investments, were $72,878,799 and $12,672,787, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser contractually agreed to waive its Management Fee until the Fund's registration statement was declared effective by the SEC. This waiver was discontinued on December 1, 2020, the date on which the Fund's registration statement was declared effective by the SEC.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

FEIM has entered into a subadvisory agreement with FEAC relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets (including assets attributable to leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

Effective May 1, 2021, FEIM and FEAC have agreed to waive all management fees and subadvisory fees payable to them under the Management Agreement until April 30, 2022 (the "Management Fee Waiver"). The Management Fee Waiver is not revocable during its term and amounts waived pursuant to the Management Fee Waiver will not be subject to any right of future recoupment in favor of FEIM and FEAC.

During the period ended June 30, 2021, the Adviser waived $135,860 in investment advisory fees, which are included under expense waiver on its Statement of Operations. As of June 30, 2021, the Fund has a receivable from FEIM of $74,175 for expense waiver, which are included under due from adviser on its Statement of Assets and Liabilities.

Effective May 1, 2021, FEIM has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding the Management Fee (because separately waived), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A and Class I shareholders are limited to 1.00% and 0.25%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A and Class I will repay FEIM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 1.00% and 0.25% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense. Prior to May 1, 2021, the Expense Limitations for Class A shares and Class I shares were limited to 2.75% and 2.00%, respectively, of the class' average net assets. This Expense Limitation was terminated on April 30, 2021.

During the period ended June 30, 2021, FEIM reimbursed $368,083 in expenses which are included under expense waiver on its Statement of Operations. As of June 30, 2021, the Fund has a receivable from FEIM of $96,302 for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

For the period ended June 30, 2021, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2023	2024
Class A	$7,206	$2,187	$5,019
Class I	534,339	214,336	320,003
Total	$541,545	$216,523	$325,022

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended June 30, 2021, the Fund reimbursed the Adviser $2,368 and had a payable to the Adviser of $2,377 for administrative fees and $76,097 for investment advisory fees.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares only, a maximum front-end sales commission of 3.50%. Investors that purchase $1,000,000 or more of the Fund's Class A Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $1,000,000 or more of Class A Shares will be subject to an early withdrawal charge of 1.00% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have,

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares, as applicable. The maximum annual rates at which the distribution and servicing fees may be paid under the Plan are 0.50% and 0.25%, respectively, for Class A Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares). Class I Shares do not pay distribution or servicing fees.

For the period ended June 30, 2021, the distribution and servicing fees incurred by the Fund are disclosed in the Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

The following table summarizes the share repurchases completed during the period ended June 30, 2021:

Quarter Ended	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchased Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
March 31, 2021	Class I	April 15, 2021	40.529	$26.29	$1,065.51	98,607.068	5%	0.00	%*

*Amount represents less than 0.005%.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of June 30, 2021, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
A&A Global Imports, LLC, Revolver	$26,144	$25,882	$261
Advanced Web Technologies, Delayed Draw Term Loan — First Lien	315,327	309,021	3,942
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan — First Lien	345,835	338,918	3,458
Cedar Services Group, LLC, Delayed Draw Term Loan — First Lien	330,189	325,236	—
Cedar Services Group, LLC, Revolver	26,738	26,337	—
ConvenientMD, Initial Delayed Draw Term Loan — First Lien	546,875	538,672	(5,469)
ConvenientMD, Revolver	50,000	49,250	—
Epic School Staffing Holdco, Inc., Delayed Draw Term Loan — First Lien	486,486	486,486	9,730
iLending, LLC, Revolver	35,036	34,510	—
Integrated Pain Management Medical Group, Inc., Delayed Draw Term Loan — First Lien	101,138	99,115	—
NAC Holding Corp., 2021 Delayed Draw Term Loan — First Lien	420,000	418,950	5,250
Redstone Hold Corp., Delayed Draw Term Loan — Second Lien	364,444	359,280	1,214
SM Wellness Holdings, Inc.,-Delayed Draw Term Loan — First Lien	73,846	73,754	633
Socius Insurance Services, Inc., Delayed Draw Term Loan — First Lien	767,544	752,193	(7,675)

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.

Note 10 — Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the Credit Agreement (the "Lenders"). Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"), subject to change by mutual agreement of

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Notes to Financial Statements

the SPV and the Lenders. The Credit Facility has an initial five-year term, with a three-year revolving period. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. In accordance with the 1940 Act, the Fund's borrowings under the Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing.

The per annum rate of interest for borrowings under the Credit Facility is generally based on LIBOR (subject to a 25 bps floor) plus a spread of 2.50%. The Credit Facility bears an unused commitment fee on the unused portion of the facility amount equal to an annual rate of 0.50% for the first three months. After the first three months, unused portions of the facility amount will accrue a commitment fee equal to an annual rate between 0.50% and 1.00% depending on the usage.

As of June 30, 2021, the Fund had borrowings outstanding of $23,052,655 at a stated interest rate of 2.75%. For the six month period ended June 30, 2021, average borrowings under the Credit Facility and the average stated interest rate were $13,701,340 and 2.75%. For the six months ended June 30, 2021, the Fund incurred $228,358 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of June 30, 2021, the Fund's effective leverage represented 23.0% of the Fund's Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value as of June 30, 2021.

Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding.

Note 11 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2021 and held for the six-months ended June 30, 2021.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/21	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	6.49%	$1,000	$1,064.90	3.79%	$19.40
Class I	6.88	1,000	1,068.80	2.93	15.03

(1)  For the six-months ended June 30, 2021.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2021 and held for the six-months ended June 30, 2021.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,006.00	3.79%	$18.85
Class I	5.00	1,000	1,010.26	2.93	14.60

(1)  For the six-months ended June 30, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Credit Opportunities Fund

Trustees

Candace K. Beinecke (Chair)

Jean D. Hamilton

Nancy Hawthorne

Mehdi Mahmud

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Andrew Morris

Deputy Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Thomas Meyer

Assistant Treasurer

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2021

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semiannual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semiannual report.

Item 8.	Portfolio Managers of Closed-End Investment companies.

(a)	Not applicable to this semiannual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable to this semiannual report.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: September 7, 2021

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: September 7, 2021

*          Print the name and title of each signing officer under his or her signature.